UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

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SONO-TEK CORPORATION

2012 Route 9W

Milton, New York 12547

845-795-2020

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 20, 2026

Dear Shareholders:

The 2026 Annual Meeting of Shareholders of Sono-Tek Corporation (the “Company”) will be held on August 20, 2026 at 10:00 a.m., local time, at the Company’s offices at 2012 Route 9W, Milton NY 12547, for the following purposes:

1.	To elect three Directors of the Company to serve until the 2028 Annual Meeting of Shareholders of the Company.

2.	To ratify selection by the Audit Committee of the Board of Directors the appointment of CBIZ CPAs, as the Company’s independent auditors for the fiscal year ending February 28, 2027.

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

A copy of the Company’s Annual Report for the fiscal year ended February 28, 2026 is enclosed with this Proxy Statement.

The Board of Directors has fixed the close of business on July 20, 2026 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of shareholders entitled to vote will be available for examination by interested shareholders at the offices of the Company, 2012 Route 9W, Milton, New York 12547 during ordinary business hours until the meeting.

Important notice regarding the availability of proxy materials for the regular meeting of shareholders to be held on August 20, 2026. The Notice of 2026 Annual Meeting of Shareholders, the Proxy Statement, including Proxy Card, and the 2026 Annual Report to Shareholders are available on the Internet at the following website: http://www.sono-tek.com/proxy-statement/

Sincerely,

Claudine Y. Corda

Corporate Secretary

July 22, 2026

Your vote is important. Even if you desire to abstain, to ensure proper representation at the Annual Meeting, please follow the instructions on the enclosed proxy card to vote your shares via the Internet, by telephone, or by signing, dating and returning the enclosed proxy card. Even if you vote your shares prior to the Annual Meeting, you still may participate in the Annual Meeting.

SONO-TEK CORPORATION
TABLE OF CONTENTS

Page

GENERAL INFORMATION ABOUT THIS PROXY STATEMENT AND VOTING	1
ITEM 1: ELECTION OF DIRECTORS	3
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS	7
OTHER EXECUTIVE OFFICERS	11
EXECUTIVE COMPENSATION	12
BENEFICIAL OWNERSHIP OF SHARES	18
ITEM 2: RATIFICATION OF APPOINTMENT OF AUDITORS	19
ITEM 3: OTHER MATTERS	20

SONO-TEK CORPORATION

2012 Route 9W

Milton, New York 12547

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

AUGUST 20, 2026

The accompanying proxy is solicited by the Board of Directors of SONO-TEK CORPORATION, a New York corporation (the “Company”), for use at the 2026 Annual Meeting of Shareholders of the Company to be held on August 20, 2026.

All proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the shareholder’s instructions contained in such proxy. In the absence of contrary instructions, shares represented by such proxy will be voted (i) FOR approval of the election of each of the individuals nominated as Directors to serve until the 2028 Annual Meeting of Shareholders as set forth herein, and (ii) FOR the ratification of the appointment of CBIZ CPAs, as the Company’s auditors for the fiscal year ending February 28, 2027. A shareholder may revoke their proxy at any time before it is exercised by filing with the Secretary of the Company at its offices in Milton, New York either a written notice of revocation or a duly executed proxy bearing a later date, or by appearing in person at the 2026 Annual Meeting and expressing a desire to vote their shares in person.

In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum will be present if shareholders of record holding a majority in voting power of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting are present in person or are represented by proxies. For purposes of determining the presence or absence of a quorum, the Company intends to count as present shares present in person but not voting and shares for which the Company has received proxies but for which holders thereof have abstained. Furthermore, shares represented by proxies returned by a broker holding the shares in nominee or “street” name will be counted as present for purposes of determining whether a quorum is present, even if the broker is not entitled to vote the shares on matters where discretionary voting by the broker is not allowed (“broker non-votes”).

Holders of the Company’s common stock will vote as a single class and will be entitled to one vote per share with respect to each matter to be presented at the Annual Meeting. With respect to Item 1, the three nominees for director receiving a plurality of the votes cast by holders of common stock, at the Annual Meeting in person or by proxy, shall be elected to the Board of Directors. Approval of Item 2 requires the votes cast in favor of such proposal to exceed the votes cast against such proposals. Abstentions from voting, as well as broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on any of these proposals.

Shareholders may vote in any of the following ways:

VOTE BY INTERNET - www.proxyvote.com. If you own your shares through a bank, broker or other nominee, you may use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903. If you own your shares through a bank, broker or other nominee, you may use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL – If you are a shareholder of record, you may mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

IN PERSON – All of Company’s shareholders of record as of the close of business on the record date, or their duly appointed proxy holders, may attend the Annual Meeting. If you are not a shareholder of record but hold shares through a broker, bank or other nominee, you should provide proof of beneficial ownership as of the record date, such as an account statement reflecting your stock ownership as of the record date, or other similar evidence of ownership. If you do not have proof of ownership, you may not be admitted to our Annual Meeting if you attend the meeting in person. Each shareholder and proxy holder attending the Annual Meeting in person may be asked to present a valid government-issued photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the in-person meeting location, and attendees may be subject to security inspections and other security precautions.

Questions or comments pertinent to meeting matters will be addressed during the Annual Meeting, subject to time constraints. Questions or comments that relate to proposals that are not properly before the Annual Meeting, relate to matters that are not proper subject for action by shareholders, are irrelevant to the Company’s business, relate to material non-public information of the Company, relate to personal concerns or grievances, are derogatory to individuals or that are otherwise in bad taste, are in substance repetitious of a question or comment made by another shareholder, or are not otherwise suitable for the conduct of the Annual Meeting as determined in the sole discretion of the Company, will not be answered.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders, the Proxy, and the 2026 Annual Report to Shareholders are intended to be mailed on or about July 24, 2026 to shareholders of record at the close of business on July 20, 2026. At said record date, the Company had 15,716,723 outstanding shares of common stock.

ITEM 1: ELECTION OF DIRECTORS

The Board of Directors is currently comprised of seven seats and is divided into two classes, one consisting of four seats and one consisting of three seats. The Directors in each class serve for a term of two years, and until their respective successors are duly elected and qualify. The Board of Directors has nominated, Eric Haskell, CPA, Dr. Adeniyi Lawal, and Carol O’Donnell for election at the Annual Meeting by plurality vote to hold office until the Company’s 2028 Annual Meeting of Shareholders and until their successors shall be duly elected and shall qualify. All nominees have consented to be named as such and to serve if elected.

Management intends to vote the accompanying Proxy FOR election as Directors of the Company, the nominees named below, unless the Proxy contains contrary instructions. Proxies that direct the Proxy holders to withhold voting in the matter of electing Directors will not be voted as set forth above. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

NOMINEES FOR DIRECTOR

Nominees for election to term expiring 2028

The following three persons are nominated for election as Directors of the Company to hold office until the Company’s 2028 Annual Meeting of Shareholders.

ERIC HASKELL, CPA has been a Director since August 2009. He has over 40 years of experience in senior financial positions at several public and private companies.  He has significant expertise in the areas of acquisitions and divestitures, strategic planning and investor relations. From December 2005 through March 2008, Mr. Haskell served as the Executive Vice President and Chief Financial Officer of SunCom Wireless Holdings, Inc., a company providing digital wireless communications services which was publicly traded until its merger with a wholly-owned subsidiary of T-Mobile USA, Inc. in February 2008.  He also served as a member of SunCom’s Board of Directors from November 2003 through May 2007.  From 1989 until April 2004, Mr. Haskell served as the Chief Financial Officer of Systems & Computer Technology Corp., a NASDAQ listed software and services corporation.  He has served as Audit Committee Chairman since 2023. Mr. Haskell received a Bachelors Degree in Business Administration from Adelphi University in 1969.

Key attributes, Experience and Skills: Mr. Haskell’s training and extensive experience in financial management at both public and private companies provide the Board with valuable insights. Mr. Haskell’s significant experience in acquisitions and divestitures and investor relations bring strategic judgment and experience to the Board. Mr. Haskell’s strong operational and business background complement his accounting and finance experience and are valuable resources to the Board as it exercises its oversight duties and support of the Company’s growth strategies.

DR. ADENIYI LAWAL became a Director in April 2024. Dr. Lawal has considerable experience in both industries and academia, having worked with Shell Petroleum Development Company, Texaco Overseas Oil Company, and three different universities. Currently he is a Professor of Chemical Engineering at the

Department of Chemical Engineering & Materials Science, Stevens Institute of Technology where he has been a member of the faculty for over twenty-five years. At Stevens, Dr. Lawal has held several administrative positions, including Program Director, Associate Department Chair, and now, Department Chair. Dr. Lawal has directed research groups in academia, and has been a highly successful researcher, having executed several multi-million dollar, and multi-year projects funded by the Department of Energy and the Department of Defense. ACS-Petroleum Research Fund, GAF Materials Corporation, Phillips Netherlands, and International Flavors & Fragrances have also funded his research. He has published extensively in highly esteemed, archival journals and is the recipient of five U.S. and international patents. Dr. Lawal has also been active in scientific societies, organized and chaired national and international conferences. He received a B.Sc (Honors) Degree in Engineering from the University of Ibadan, Nigeria, an S.M. Degree from the Massachusetts Institute of Technology and a Ph.D. from McGill University, Canada, both in Chemical Engineering.

Key Attributes, Experience, and Skills: Dr. Lawal’s core expertise is in catalysis, reaction engineering and process intensification with specific application to renewable energy. His extensive research experience and knowledge of the renewable energy landscape bring valuable insights to the Board on emerging local and global business opportunities in green energy. His administrative and leadership experience that has spanned decades is also of value to the Board.

CAROL O’DONNELL has been a Director since November 2018. Ms. O’Donnell joined Protégé Partners, an industry leading firm investing in and seeding smaller and emerging hedge fund managers in 2016 and has served as Chief Executive Officer since 2018. She also provides consulting services to OpenDeal, Inc., a financial services company. Prior to joining Protégé Partners, Ms. O’Donnell was the Director of Legal and Compliance with DARA Capital US, Inc., a Swiss-owned boutique registered investment advisory and wealth management firm from 2013 to 2016. She also served as General Counsel to Boothbay Fund Management LLC, a registered investment adviser, from December 2019 through May 2021, and was General Counsel and Chief Compliance Officer of each of the Permal Group and Framework Investment Group from 2004 through 2011 and from 2002 to 2004, respectively.  Ms. O’Donnell is a director of Apimeds Pharmaceuticals, Inc., a New York Stock Exchange listed company (NYSE: APUS), and a trustee of various family trusts. Ms. O’Donnell is admitted to practice law in the State of Connecticut.

Key attributes, Experience and Skills: Ms. O’Donnell’s extensive experience as an attorney enables her to bring valuable strategic insights to the Board in the areas of corporate governance, finance and securities law. Ms. O’Donnell also brings leadership and oversight experience to the Board.

DIRECTORS CONTINUING AS DIRECTORS WITH TERMS EXPIRING IN 2027

DR. CHRISTOPHER L. COCCIO has served as Executive Chairman of the Company since January 2024. Prior thereto, Dr. Coccio served as Sono-Tek’s Chief Executive Officer from April 2001 until January 2024. Dr. Coccio has been a Director of the Company since June 1998 and became Chairman of the Board of Directors in August 2007. From 1964 to 1996, he held various engineering, sales, marketing and management positions at General Electric Company, with P&L responsibilities for up to $100 million in sales and 500 people throughout the United States. He also won an ASME Congressional Fellowship and served with the Senate Energy Committee in 1976. His business experience includes both domestic and international markets and customers. He founded a management consulting business in 1996 and was appointed a legislative Fellow on the New York State Assembly’s Legislative Commission on Science and Technology from 1996 to 1998. From 1998 to 2001, he worked with Accumetrics Associates, Inc., a manufacturer of digital wireless telemetry systems, as Vice President of Business Development and member of the Board of Advisors. Dr. Coccio received a B.S.M.E. from Stevens Institute of Technology, an M.S.M.E. from the University of Colorado, and a Ph.D. from Rensselaer Polytechnic Institute in Chemical Engineering.

Key attributes, Experience and Skills: Dr. Coccio brings his strategic vision for our Company to the Board together with his leadership, business experience and investor relations skills. Dr. Coccio has an immense knowledge of our Company and its related applications which is beneficial to the Board. Dr. Coccio’s service as Executive Chairman bridges a critical gap between the Company’s management and the Board, enabling the Board to benefit from management’s perspective on the Company’s business while the Board performs its oversight function.

DR. JOSEPH RIEMER joined the Company in January 2007 as Vice President of Engineering and has been a Director since August 2007. Dr. Riemer served as President from September 2007 until August 2012 when he became Vice President of Food Business Development, which position he held until June 2016. Dr. Riemer holds a Ph.D. in Food Science and Technology from the Massachusetts Institute of Technology (MIT), focusing on food technology, food chemistry, biochemical analysis, and food microbiology. His experience includes seven years with Pfizer in its Adams Confectionary Division, where he was Director, Global Operations Development. Dr. Riemer has also held leading positions with several food, food ingredients, and personal care products companies. He has served in the capacities of research and development, operations, and general management. Prior to joining the Company, he was a management consultant serving clients in the food, biotech and pharmaceutical industries.

Key attributes, Experience and Skills: Dr. Riemer’s extensive research and management experience enables him to bring valuable insights to the Board. His considerable experience in the biotech, food and pharmaceutical industries bring specific product application insights to the Board. Dr. Riemer’s previous service as Vice President of Food Business Development helps to provide focus to the Board on this important marketing area. Dr. Riemer also brings leadership and oversight experience to the Board.

R. STEPHEN HARSHBARGER has been Chief Executive Officer and President of the Company since January 2024 and a Director since 2013. Mr. Harshbarger originally joined Sono-Tek in 1993 and became President in 2012.

Before becoming Chief Executive Officer and President, Mr. Harshbarger honed his expertise through various pivotal roles within Sono-Tek, including Sales Engineer, Worldwide Sales and Marketing Manager, Vice President & Director of Electronics and Advanced Energy (E&AE), and Executive Vice President. Under his stewardship, the sales organization flourished, with a global distribution network spanning over 40 countries and boasting a revenue surge of over 300%.

Mr. Harshbarger is a recognized authority in ultrasonic coating equipment, particularly within the electronics, medical device, and advanced energy sectors. Prior to his tenure at Sono-Tek, he played a pivotal role as the Sales and Marketing Manager for Plasmaco Inc., a pioneer in the development of Flat Panel Displays, where he spearheaded the establishment of their distribution network, participated in venture capital funding, and introduced the first flat panels to the Wall Street trading floors. Mr. Harshbarger graduated from Bentley University, with a major in Finance and a minor in Marketing.

Key attributes Experience and Skills: Mr. Harshbarger is a pivotal asset to Sono-Tek and its Board. Renowned as one of the foremost ultrasonic coating experts globally, he has a proven successful track record of identifying, developing, and implementing innovative technologies for diverse markets and applications. His adeptness in cultivating robust distribution networks and his deep understanding of ultrasonic coating for new product developments are invaluable assets that drive the Company’s growth and innovation. Moreover, Mr. Harshbarger’s leadership and oversight prowess further enrich the strategic vision of the Board, ensuring that Sono-Tek remains at the forefront of technological advancement and market leadership.

KIRK WARSHAW, CPA, has been a director since May 2025. He has over 40 years of experience in financial and general management across a diverse range of industries. Since 2015, he has served as the Executive Chairman of Bogue Machine Company, a state-of-the-art machining operation that produces complex components for both commercial and defense contractors, and as Chief Executive Officer and Chief Financial Officer of UAV Turbines, a company focused on developing small turbine engine systems for aerospace and military applications. Mr. Warshaw has also provided advisory services and held interim executive leadership roles at numerous companies, specializing in financial oversight, corporate restructuring, and strategic growth. Earlier in his career, Mr. Warshaw worked in public accounting and financial institutions, earning his CPA in 1982.

Key attributes, Experience and Skills: Mr. Warshaw’s extensive experience in financial and operational management at both public and private companies provides the Board with valuable insights. Mr. Warshaw’s significant experience in acquisitions and divestitures and strong operational, accounting, and finance background are valuable resources to the Board as it exercises its oversight duties and support of the Company’s growth strategies.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Independence of Directors

The Company’s Board of Directors is comprised of five “independent directors”, as that term is defined under NASDAQ rules, and two directors who are not “independent directors”. The Company’s “independent directors” are Eric Haskell, Carol O’Donnell, Joseph Riemer, Adeniyi Lawal and Kirk Warshaw. Christopher L. Coccio and R. Stephen Harshbarger are current employees of the Company and therefore are not considered independent.

Board Leadership Structure and Role in Risk Oversight

The Board believes R. Stephen Harshbarger’s service as Chief Executive Officer and President of the Company and Christopher Coccio’s position as Executive Chairman of the Company are appropriate because they provide an important link between the Company’s management and the Board, enabling the Board to benefit from management’s views on the Company’s business while the Board performs its oversight role.  Further, the Board believes that the ownership of the Company’s stock by Mr. Harshbarger and Dr. Coccio align their interests with those of the Company’s shareholders.

Management is responsible for the Company’s day-to-day risk management, and the Board’s role is to engage in informed oversight. The entire Board performs the risk oversight role. The Company’s Chief Executive Officer is a member of the Board of Directors, and the Company’s Chief Financial Officer regularly attends Board meetings, which helps facilitate discussions regarding risk between the Board and the Company’s senior management, as well as the exchange of risk-related information or concerns between the Board and senior management. Further, the independent directors generally meet in executive session following regularly scheduled Board meetings to voice their observations or concerns and to shape the agendas for future Board meetings.

The Board of Directors believes that, with these practices, each director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its shareholders.

Board Meetings and Committees; Annual Meeting Attendance

The Board of Directors held three meetings in the fiscal year ended February 28, 2026. All Directors attended at least 75% of the Company’s Board meetings held during the fiscal year ended February 28, 2026.

The Board does not have a policy regarding attendance at annual shareholders’ meetings; however, all Board members are strongly encouraged to attend such meetings. More than 75% of the Company’s Directors attended the 2025 Annual Meeting of Shareholders held on August 21, 2025.

The Board of Directors maintains three standing committees: Compensation Committee, Audit Committee and Nominating Committee. Certain information regarding the members and duties of the various management committees is detailed below.

COMPENSATION COMMITTEE

The Company’s Board of Directors maintains a Compensation Committee composed of Ms. O’Donnell (Chairperson), Dr. Lawal and Mr. Haskell. The Board of Directors has adopted a charter for the Compensation Committee. The Compensation Committee charter is available on the Company’s website at https://www.sono-tek.com/about-us/investors/corporate-governance/. The Compensation Committee assists the Board of Directors in overseeing the Company’s management compensation practices and policies, including (i) determining and approving the compensation of the Company’s Chief Executive Officer; (ii) reviewing and approving compensation levels for the Company’s other executive officers, (iii) reviewing and approving management incentive compensation policies and programs, and (iv) reviewing and approving equity compensation programs for employees, and exercising discretion in the administration of such programs. The compensation of the executive officers of the Company, other than the Chief Executive Officer, is set by the Company’s Board of Directors based upon the recommendations of the Compensation Committee. Compensation is set at levels believed to be competitive with executive officers with similar qualifications, experience and responsibilities of similar businesses. Such individuals receive a base salary and incentive compensation based on the achievement of certain operating objectives. The Compensation Committee met two times during Fiscal Year 2026. All members attended all meetings. During the fiscal year ended February 28, 2026, the Compensation Committee did not use any external consultants to assist in the determination of executive compensation.

AUDIT COMMITTEE

The Company’s Board of Directors maintains an Audit Committee composed of Ms. O’Donnell and Messrs. Haskell (Chairman) and Warshaw. The Board of Directors has adopted a charter for the Audit Committee. The “audit committee financial expert” designated by the Board is Mr. Haskell. The Audit Committee charter is available on the Company’s website at https://www.sono-tek.com/about-us/investors/corporate-governance/. The Audit Committee is responsible for (i) selecting an independent public accountant for ratification by the shareholders, (ii) reviewing material accounting items affecting the consolidated financial statements of the Company, and (iii) reporting its findings to the Board of Directors. The Audit Committee met four times during the fiscal year ended February 28, 2026. All members attended at least 75% of the meetings during the fiscal year ended February 28, 2026.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s responsibility is one of oversight as set forth in its charter. It is not the duty of the Audit committee to prepare the Company’s financial statements, to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s management is responsible for preparing the Company’s financial statements and for maintaining internal control and disclosure controls and procedures. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and with CBIZ CPAs, the Company’s independent auditors for 2026.

The Audit Committee has discussed with CBIZ CPAs, the matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit Committee has received from CBIZ CPAs, the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed CBIZ CPAs independence with CBIZ CPAs, and has considered the compatibility of non-audit services with the auditor’s independence.

Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended February 28, 2026 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of CBIZ CPAs as the Company’s independent auditors for the Fiscal Year ending February 28, 2027.

This report of the Audit Committee shall not be incorporated by reference into any of the Company’s future filings made under the Securities Exchange Act of 1934 or the Securities Act of 1933 and shall not be deemed to be soliciting material or to be filed with the SEC under the Exchange Act or the Securities Act.

THE AUDIT COMMITTEE

Eric Haskell (Chairman)

Carol O’Donnell

Kirk Warshaw

NOMINATING COMMITTEE

The Company’s Board of Directors maintains a Nominating Committee composed of Joseph Riemer (Chairman) and Carol O’Donnell.  The Board of Directors has adopted a charter for the Nominating Committee.  The Nominating Committee charter is available on the Company’s website at https://www.sono-tek.com/about-us/investors/corporate-governance/. The authority and responsibilities of the Nominating Committee include the following: (i) identifying, recruiting and selecting qualified nominees to stand for election or reelection as directors at the annual meeting of shareholders, (ii) identifying and recommending to the Board of Directors members to be appointed to the Audit Committee and Compensation Committee, (iii) reviewing and evaluating a prospective nominee’s qualifications, including judgment, skill, capability, ability to serve, conflicts of interest, business, legal and science experience, the interplay of the candidate’s experience with that of the other members of the Board of Directors, and (iv) considering the past participation and contribution of incumbent directors in determining whether to select them for re-election to the Board.  All current nominees for the Board of Directors are incumbent Directors and were nominated by the Nominating Committee for inclusion on the Company’s proxy card. The Nominating Committee will both seek and consider in response to properly submitted shareholder or other recommendations, candidates for election and appointment with excellent decision-making ability, business experience, technical, professional or educational background, personal integrity and reputation. There have been no changes to the procedures by which shareholders may recommend nominees to the Board of Directors. The Nominating Committee met two times during the fiscal year ended February 28, 2026. All members attended all meetings.

Shareholder Communications with the Company’s Board of Directors

Mail should be identified as being from a Sono-Tek Corporation shareholder and can be addressed to Directors c/o Corporate Secretary, Sono-Tek Corporation, 2012 Route 9W, Milton, NY 12547. At the direction of the Board, all mail received may be opened and screened for security purposes. All mail, other than trivial, obscene, unduly hostile, threatening, illegal or similarly unsuitable items will be forwarded. Trivial items will be delivered to the Directors at the next scheduled Board meeting. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to “Board of Directors” “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Board.

Director Compensation

Each non-employee director receives $2,500 for each meeting attended. Directors who are employees of the Company receive no additional compensation for serving as directors. For the year ended February 28, 2026, director compensation was as follows:

2026 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Christopher Coccio	—	—	50,000[1]	—	—	220,800[2]	270,800
Eric Haskell	5,000	—	12,000[3]	—	—	—	17,000
Adeniyi Lawal	7,500	—	12,000[4]	—	—	—	19,500
Carol O’Donnell	7,500	—	12,000[5]	—	—	—	19,500
Philip Strasburg[6]	5,000[6]	—	—	—	—	—	5,000
Joseph Riemer	7,500	—	12,000[7]	—	—	—	19,500
Kirk Warshaw	7,500	—	12,000[8]	—	—	—	19,500

__________________

[1]	During fiscal 2026, Dr. Coccio received a grant of 29,240 options exercisable at $3.25 per share. At the end of fiscal 2026, Dr. Coccio held an aggregate of 99,744 stock options.
[2]	Represents salary of $160,000 and bonus of $54,000 paid to Dr. Coccio during fiscal 2026 in connection with his service as Executive Chairman and a Company contribution of $6,800 to the Company’s 401k plan.
[3]	During fiscal 2026, Mr. Haskell received a grant of 7,018 options exercisable at $3.25 per share. At the end of fiscal 2026, Mr. Haskell held an aggregate of 35,377 stock options.
[4]	During fiscal 2026, Dr. Lawal received a grant of 7,018 options exercisable at $3.25 per share. At the end of fiscal 2026, Dr. Lawal held an aggregate of 12,351 stock options.
[5]	During fiscal 2026, Ms. O’Donnell received a grant of 7,018 options exercisable at $3.25 per share. At the end of fiscal 2026, Ms. O’Donnell held an aggregate of 25,377 stock options.
[6]	Mr. Strasburg did not stand for reelection as a Director and his term concluded in August 2025 upon completion of the Company’s annual meeting of stockholders.
[7]	During fiscal 2026, Dr. Riemer received a grant of 7,018 options exercisable at $3.25 per share. At the end of fiscal 2026, Dr. Riemer held an aggregate of 27,377 stock options.
[8]	During fiscal 2026, Mr. Warshaw received a grant of 7,018 options exercisable at $3.25 per share. At the end of fiscal 2026, Mr. Warshaw held an aggregate of 7,018 stock options.

Option awards in the above table are calculated using the Black-Scholes options pricing model which is further discussed in Note 4 – Stock Based Compensation, in the Company’s consolidated financial statements.

Other Executive Officers

In addition to Dr. Christopher L. Coccio and R. Stephen Harshbarger, the following persons are executive officers of the Company:

STEPHEN J. BAGLEY, CPA was appointed Chief Financial Officer of the Company in June 2005. From 1987 to 1991 he worked in public accounting in various capacities. From 1992 to 2005, he held various leadership positions as Controller, Chief Financial Officer and Vice President of Finance for companies with up to $45,000,000 in revenues. Mr. Bagley earned a Bachelor of Science degree from The State University of NY at Oneonta and an MBA from Marist University. He was licensed as a CPA in 1990. Mr. Bagley served on the OTCQX US Advisory Council from 2019 to 2020. Mr. Bagley is a past President of the Board of Education for the New Paltz Central School District and a past Chairman of the Audit and Finance Committee for the District.

CHRISTOPHER C. CICHETTI was appointed Chief Operating Officer in March 2025. From August 2022 until March 2025, Mr. Cichetti served as Vice President – Sales and Application Engineering of the Company. Mr. Cichetti joined Sono-Tek in 2005 as an Electrical Engineer and has served as Application Engineer, Senior Application Engineer, Application Engineering Manager, and Vice President of Application Engineering. Mr. Cichetti has experience in lab testing, process development, project management, and has successfully implemented several successful OEM relationships with outside vendors. He is a graduate of Worcester Polytechnic Institute with a major in Computer and Electrical Engineering and a minor in International Studies.

MARIA T. KUHA joined Sono-Tek in 2007. Mrs. Kuha was appointed VP, Manufacturing Operations, Procurement & Logistics in September 2022. Prior to assuming her present position, Mrs. Kuha served as Operations Director, Purchasing Manager, and several other positions within the procurement aspects of Sono-Tek; providing extensive expertise in several vital areas of Sono-Tek operations.

Prior to joining Sono-Tek, Mrs. Kuha held various positions in high tech manufacturing companies revolving around purchasing and operations. She holds an AAS in business from Dutchess County Community College.

Family Relationships

There are no family relationships between any of the Company’s directors and officers.

Transactions with Related Persons

The Company is not a party to any transaction with any related person.

EXECUTIVE COMPENSATION

The following table sets forth the aggregate remuneration paid or accrued by the Company for fiscal 2026 and fiscal 2025 for each named officer of the Company.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards[1] ($)	All Other Compensation[2]	Total ($)
R. Stephen Harshbarger CEO, President and Director	2026 2025	274,000 265,000	63,400 50,500	0 0	60,000 60,000	10,700 10,000	408,100 385,500
Stephen J. Bagley Chief Financial Officer	2026 2025	191,300 185,000	47,000 37,400	0 0	25,000 25,000	7,400 7,200	270,700 254,600
Christopher C. Cichetti Chief Operating Officer	2026 2025	200,000 200,000	47,000 37,400	0 0	45,000 90,000	8,000 7,400	300,000 334,800

__________________

[1]	Option awards in the above table are calculated using the Black-Scholes options pricing model which is further discussed in Note 4 – Stock Based Compensation, in the Company’s consolidated financial statements.
[2]	All Other Compensation represents Company contributions to the Company’s 401K plan.

Officer Compensation Arrangements

During fiscal 2026, Mr. Harshbarger was compensated at the rate of $274,000 per annum.

During fiscal 2026, Mr. Bagley was compensated at the rate of $191,300 per annum.

During fiscal 2026, Mr. Cichetti was compensated at the rate of $200,000 per annum.

In addition, each named officer earned bonus compensation based on the achievement of certain operating objectives.

Description of Equity Compensation Plans:

2013 Stock Incentive Plan

Under the Company’s 2013 Stock Incentive Plan (the "2013 Plan"), up to 2,500,000 options and shares had been available for grant to officers, directors, consultants and employees of the Company and its subsidiaries. No additional options or shares could be granted under the 2013 Plan after June 2023. Under the 2013 Plan options expire ten years after the date of grant. As of July 20, 2026, there were 195,810 options outstanding under the 2013 Plan.

2023 Stock Incentive Plan

Under the Company’s 2023 Stock Incentive Plan (the “2023 Plan”) the Company may grant up to 2,500,000 options or shares to officers, directors, employees and consultants of the Company and its subsidiaries. As of July 20, 2026, there were 395,201 options outstanding under the 2023 Plan.

Under the 2023 Plan, option prices must be at least 100% of the fair market value of the common stock at time of grant. For qualified employees, except under certain circumstances specified in the plan or unless otherwise specified at the discretion of the Board of Directors, no option may be exercised prior to one year after date of grant, with the balance becoming exercisable in cumulative installments over a three-year period during the term of the option and terminating at a stipulated period of time after an employee's termination of employment.

Material Nonpublic Information.

The Company does not grant stock option awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events.

The following table sets forth information regarding outstanding options held as of February 28, 2026 by each named executive officer.

Outstanding Equity Awards at Fiscal Year End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

R. Stephen Harshbarger	5,815	—	6.05	11/18/2031
CEO, President and Director	16,340	—	6.26	02/17/2032
	3,937	—	5.96	11/17/2032
	3,726	932	5.00	11/16/2033
	10,425	12,741	4.12	08/22/2034
	—	29,268	3.25	08/21/2035

Stephen J. Bagley	2,750	—	4.45	01/15/2031
Chief Financial Officer	9,804	—	6.26	02/17/2032
	1,969	—	5.96	11/17/2032
	1,863	466	5.00	11/16/2033
	4,344	5,309	4.12	08/22/2034
	—	12,195	3.25	08/21/2035

Christopher C. Cichetti	2,750	—	4.45	01/15/2031
Chief Operating Officer	9,804	—	6.26	02/17/2032
	1,969	—	5.96	11/17/2032
	1,863	466	5.00	11/16/2033
	4,969	1,242	5.00	11/16/2033
	15,637	19,112	4.12	08/22/2034
	—	21,951	3.25	08/21/2035

Estimated Payments and Benefits Upon Termination or Change in Control

The Company has entered into Executive Agreements with Stephen J. Bagley, the Company’s Chief Financial Officer, Christopher Cichetti, the Company’s Chief Operating Officer, Christopher L. Coccio, the Company’s Executive Chairman and R. Stephen Harshbarger, the Company’s Chief Executive Officer. The agreements provide that in the event of a change of control of the Company followed by a termination of the executives’ employment under certain circumstances, the officers shall receive severance payments equal to two years of the executive’s annual base, commissions and bonus compensation paid by the Company for the previous calendar year.

Based on last year’s salary arrangements, if the rights of the foregoing officers were to be triggered following a change of control, they would be entitled to the following payments from the Company: Stephen J. Bagley $455,000, Christopher Cichetti $475,000, Christopher L. Coccio $406,000 and R. Stephen Harshbarger $645,000.

Severance Agreements

The Company has entered into severance agreements with Stephen J. Bagley, Chief Financial Officer, Christopher Cichetti, Chief Operating Officer, Christopher L. Coccio, Executive Chairman and R. Stephen Harshbarger Chief Executive Officer and President. The agreements provide that in the event of termination of the executive’s employment, other than for cause, the officers shall receive severance payments equal to two weeks of compensation for each full year employed by the Company.

Insider Trading Policy

The Board of Directors has adopted an Insider Trading Policy which prohibits trading based on “material, nonpublic information” regarding the Company’s securities. The policy covers all officers and directors of the Company and its subsidiaries, all other employees of the Company and its subsidiaries, and consultants or contractors to the Company or its subsidiaries who have or may have access to material non-public information and members of the immediate family or household of any such person.

The policy also prohibits our directors, officers and employees from trading in any interest or position relating to the future price of the Company’s securities, such as a put, call or short sale and from entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities.

 The policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards.

Clawback Policy

Our Board has adopted an executive compensation recoupment policy consistent with the requirements of the Exchange Act Rule 10D-1 and the Nasdaq listing standards thereunder, to help ensure that incentive compensation is paid based on accurate financial and operating data, and the correct calculation of performance against incentive targets. Our policy addresses recoupment of amounts from performance-based awards paid to all corporate officers, including awards under our equity incentive plans, in the event of a financial restatement to the extent that the payout for such awards would have been less, or in the event of fraud, or intentional, willful or gross misconduct that contributed to the need for a financial restatement.

Pay Versus Performance

Pursuant to the Securities Exchange Act of 1934, as amended, the Company is required to disclose in this proxy statement certain information comparing the total compensation actually paid (“CAP”) to the Company’s Principal Executive Officer (the “PEO”) and the average total compensation paid to the Company’s other named executive officers (“Non-NEOs”) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.

	(2)				(8)	(11)	(12)	(16)
Year	Summary Compensation Table Total	Compensation Actually Paid	Summary Compensation Table Total	Compensation Actually Paid	Average Summary Compensation Table Total for Non-PEO NEOs	Value of Average Compensation Actually Paid to Non-PEO NEOs	Initial Fixed $100 Investment based on Cumulative TSR	Net Income
2026	$408,100 (3)	$407,398 (3)			$285,350 (9)	$284,455	$16 (13)	$1,805,681
2025	$385,500 (3)	$384,758 (3)			$294,700 (9)	$295,622	$0(14)	$1,273,414
2024 (1)	$264,100 (4)	$222,902 (5)	$331,500 (6)	$60,941 (7)	$265,764 (10)	$262,241	$0(15)	$1,441,463

_________________

(1)	For the fiscal year ended February 29, 2024 the Company’s Chief Executive Officers were Dr. Christopher L. Coccio and R. Stephen Harshbarger.
(2)	The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) in the Company’s most recently filed Form 10-K. See the footnotes to the SCT for further detail regarding the amounts in this column.
(3)	Represents compensation paid to R. Stephen Harshbarger who served as the Company’s Chief Executive Officer for the fiscal years ended February 28, 2026 and 2025.
(4)	Represents compensation paid to Dr. Christopher L. Coccio who served as the Company’s Chief Executive Officer for a portion of the fiscal year ended February 29, 2024.
(5)	Represents compensation paid to Dr. Christopher L. Coccio, who served as the Company’s Chief Executive Officer for a portion of the fiscal year ended February 29, 2024, as adjusted per SEC rules to calculate CAP in the table below.
(6)	Represents compensation paid to R. Stephen Harshbarger who served as the Company’s Chief Executive Officer for a portion of the fiscal year ended February 29, 2024.
(7)	Represents compensation paid to R. Stephen Harshbarger, who served as the Company’s Chief Executive Officer for a portion of the fiscal year ended February 29, 2024, as adjusted per SEC rules to calculate CAP in the table below.
(8)	The dollar amounts reported in this column represent the average of the amounts reported for Non-PEO NEOs in the “Total” column of the SCT in each applicable year.
(9)	The names of each of the Non-PEO NEOs included for purposes of calculating the average amounts in fiscal years 2026 and 2025 are Stephen J. Bagley and Christopher C. Cichetti.
(10)	The names of each of the Non-PEO NEOs included for purposes of calculating the average amounts in fiscal year 2024 are Stephen J. Bagley and Christopher C. Cichetti. A portion of R. Stephen Harshbarger’s salary is also included for the time he was not the PEO.
(11)	The dollar amounts reported in this column represent the average amount of CAP to Non-PEO NEOs as a group, as computed in accordance with SEC rules described below.
(12)	The cumulative total shareholder return (“TSR”) amounts reported in this column are calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The Company did not issue dividends during either of the covered periods.
(13)	The closing price of the Company’s common stock at February 27, 2026 was $4.29.
(14)	The closing price of the Company’s common stock at February 28, 2025 was $3.70, a decrease from $5.40 at February 29, 2024. As such the TSR is zero.
(15)	The closing price of the Company’s common stock was the same at February 29, 2024 and February 28, 2023. As such the TSR is zero.
(16)	The dollar amounts reported in this column are the Company’s net income amounts reflected in the Company’s audited financial statements for the applicable year.

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine CAP as reported in the Pay versus Performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. A significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the applicable reporting year. The Company’s NEOs do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below.

The following tables detail these adjustments to compensation as reported in the Summary Compensation Table:

PEO
Reported Summary Compensation Table Total for 2026 – R. Stephen Harshbarger	$408,100
Less: Amounts reported under option awards column in SCT for the covered year	(60,000)
Plus: Year-end fair value of stock option awards granted during the covered year that remain unvested as of year-end.	59,414
Change (positive or negative) in fair value from prior year end to covered year end of option awards granted prior to covered year that were outstanding and unvested as of covered year end.	(137)
Change (positive or negative) in fair value from prior year end to vesting date of stock option awards granted prior to covered year that vested during covered year.	21
Compensation Actually Paid for 2026 – R. Stephen Harshbarger	$407,398

Reported Summary Compensation Table Total for 2025 – R. Stephen Harshbarger	$385,500
Less: Amounts reported under option awards column in SCT for the covered year	(60,000)
Plus: Year-end fair value of stock option awards granted during the covered year that remain unvested as of year-end.	60,232
Change (positive or negative) in fair value from prior year end to covered year end of option awards granted prior to covered year that were outstanding and unvested as of covered year end.	(175)
Change (positive or negative) in fair value from prior year end to vesting date of stock option awards granted prior to covered year that vested during covered year.	(799)
Compensation Actually Paid for 2025 – R. Stephen Harshbarger	$384,758

Reported Summary Compensation Table Total for 2024 – Christopher L. Coccio	$264,100
Less: Amounts reported under option awards column in SCT for the covered year	(15,000)
Plus: Year-end fair value of stock option awards granted during the covered year that remain unvested as of year-end.	14,895
Change (positive or negative) in fair value from prior year end to covered year end of option awards granted prior to covered year that were outstanding and unvested as of covered year end.	234
Change (positive or negative) in fair value from prior year end to vesting date of stock option awards granted prior to covered year that vested during covered year.	151
Salary not attributable to PEO duties	(41,478)
Compensation Actually Paid for 2024 – Christopher L. Coccio	$222,902

Reported Summary Compensation Table Total for 2024 – R. Stephen Harshbarger	$331,500
Less: Amounts reported under option awards column in SCT for the covered year	(15,000)
Plus: Year-end fair value of stock option awards granted during the covered year that remain unvested as of year-end.	14,906
Change (positive or negative) in fair value from prior year end to covered year end of option awards granted prior to covered year that were outstanding and unvested as of covered year end.	(110)
Change (positive or negative) in fair value from prior year end to vesting date of stock option awards granted prior to covered year that vested during covered year.	60
Salary not attributable to PEO duties	(270,415)
Compensation Actually Paid for 2024 – R. Stephen Harshbarger	$60,941
Non PEO
Average Reported Summary Compensation Table Total for 2026	$285,350
Less: Amounts reported under option awards column in SCT for the covered year	(70,000)
Plus: Year-end fair value of stock option awards granted during the covered year that remain unvested as of year-end.	69,316
Change (positive or negative) in fair value from prior year end to covered year end of option awards granted prior to covered year that were outstanding and unvested as of covered year end.	(290)
Change (positive or negative) in fair value from prior year end to vesting date of stock option awards granted prior to covered year that vested during covered year.	79
Compensation Actually Paid for 2026	$284,455

Reported Summary Compensation Table Total for 2025	$294,700
Less: Amounts reported under option awards column in SCT for the covered year	(115,000)
Plus: Year-end fair value of stock option awards granted during the covered year that remain unvested as of year-end.	115,445
Change (positive or negative) in fair value from prior year end to covered year end of option awards granted prior to covered year that were outstanding and unvested as of covered year end.	(346)
Change (positive or negative) in fair value from prior year end to vesting date of stock option awards granted prior to covered year that vested during covered year.	823
Compensation Actually Paid for 2025	$295,622

Reported Summary Compensation Table Total for 2024	$265,764
Less: Amounts reported under option awards column in SCT for the covered year	(50,000)
Plus: Year-end fair value of stock option awards granted during the covered year that remain unvested as of year-end.	46,687
Change (positive or negative) in fair value from prior year end to covered year end of option awards granted prior to covered year that were outstanding and unvested as of covered year end.	(210)
Change (positive or negative) in fair value from prior year end to vesting date of stock option awards granted prior to covered year that vested during covered year.	0
Compensation Actually Paid for 2024	$262,241

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The value of option awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on the Company’s Black-Scholes option pricing model, the assumptions of which are described in Note 4 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended February 28, 2025.

Pay Versus Performance Relationship Disclosures

Compensation Actually Paid and Cumulative Total Shareholder Return

The graph below compares the compensation actually paid to the Company’s PEO and the average of the compensation actually paid to the Company’s remaining NEOs, with the cumulative total stockholder return on the Company’s common stock for the fiscal years ended February 28, 2026, February 28, 2025 and February 29, 2024. Total stockholder return amounts reported in the graph assume an initial fixed investment of $100 on March 1, 2023.

Compensation Actually Paid vs. TSR
2024
2025
2026
20%
10%
0%
-10%
-20%
-30%
-40%
Total Shareholder Return %
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Compensation Actually Paid
$283,843
$384,758
$407,398
$262,241
$295,622
$284,455
Total Shareholder Return
Compensation Actually Paid PEO
Compensation Actually Paid Non Peo

Compensation Actually Paid and Net Income

The graph below compares the compensation actually paid to the Company’s PEO and the average of the compensation actually paid to the Company’s remaining NEOs, with the Company’s net income for the fiscal years ended February 28, 2026 and February 28, 2025 and February 29, 2024.

Compensation Actually Paid vs. Net Income
Net Income
Compensation Actually Paid
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$407,398
$384,758
$295,622
$283,843
$262,241
$284,455
2024
2025
2026
Net Income
Compensation Actually Paid PEO
Compensation Actually Paid Non Peo

Description of 401 (k) Plan

Effective April 1, 2000, the Company instituted the Sono-Tek Corporation 401(k) Plan (“401(k) Plan”) for employees of the Company, its subsidiaries and affiliates pursuant to the Internal Revenue Code. Under the 401(k) Plan, an eligible employee can elect to make a salary reduction of up to 20% of his or her compensation as defined in the plan.

BENEFICIAL OWNERSHIP OF SHARES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Name (and address if more than 5%) of Beneficial owner	Amount Beneficially Owned		Percent
Directors and Officers
*Stephen J. Bagley	54,169	[1]	**
*Christopher Cichetti	36,992	[2]	**
*Christopher L. Coccio	370,673	[3]	2.35%
*R. Stephen Harshbarger	305,521	[4]	1.94%
*Eric Haskell	33,850	[5]	**
*Adeniyi Lawal	2,400		**
*Carol O’Donnell	36,691	[6]	**
*Joseph Riemer	34,903	[7]	**
*Kirk Warshaw	1,000		**

All Executive Officers and Directors as a Group	886,709	[8]	5.57%

Additional 5% owners
Emancipation Management LLC[9,10] Charles Frumberg[9,10] Circle N Advisors, LLC[9,10]	5,472,052		34.82%
V. Adah Nicklin[11]	915,599		5.83%
Dawn Cupero[12]	924,289		5.88%

The above ownership percentages are based on 15,716,723 shares outstanding as of July 20, 2026.

*	c/o Sono-Tek Corporation, 2012 Route 9W, Milton, NY 12547.
**	Less than 1%
[1]	Includes 19,915 options currently exercisable issued under the Company’s Stock Incentive Plans.
[2]	Includes 36,992 options currently exercisable issued under the Company’s Stock Incentive Plans.
[3]	Includes 4,000 shares held in the name of Dr. Coccio’s wife and 57,226 options currently exercisable issued under the Company’s Stock Incentive Plans.
[4]	Includes 40,243 options currently exercisable issued under the Company’s Stock Incentive Plans.
[5]	Includes 24,691 options currently exercisable issued under the Company’s Stock Incentive Plans.
[6]	Includes 14,691 options currently exercisable issued under the Company’s Stock Incentive Plans.
[7]	Includes 16,241 options currently exercisable issued under the Company’s Stock Incentive Plans.
[8]	The group total includes 219,826 options currently exercisable issued under the Company’s Stock Incentive Plans. The group total does not include 214,461 options that are currently unexercisable. The group total includes 683 shares and 9,857 currently exercisable options held by Maria Kuha, a Vice President.
[9]	Emancipation Management LLC, Charles Frumberg and Circle N Advisors share the power to dispose or to direct the disposition of these shares. The Company does not consider these holders to be “affiliates” of the Company.
[10]	The address of this person is 1065 Main Street, Suite F, PO Box 336, Fishkill, NY 12524.
[11]	The address of this person is 3 Rivers Edge, Newburgh, NY 12550.
[12]	The address of this person is 308 Schubauer Dr, Cary, NC 27513.

Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and persons who own more than ten percent of the Company's common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes of beneficial ownership of common stock.  Such persons are also required by Securities and Exchange Commission regulations to furnish the Company with copies of all such reports.  Based solely on a review of such filings, during the year ended February 28, 2026, all of the Company's Directors and executive officers and holders of more than ten percent of the Company’s stock have made timely filings of such reports.

ITEM 2: RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed CBIZ CPAs to audit the books of account and other records of the Company for the fiscal year ending February 28, 2027. In the event of a negative vote, the Board of Directors will reconsider its election. The Audit Committee of the Company’s Board of Directors determined the independence of the Company’s auditors and recommended their re-appointment to the Board of Directors. Fees paid to or accrued for the auditors were as follows:

Audit Fees

For fiscal 2026 and 2025 the Company paid or accrued fees of approximately $242,000 and $185,000, respectively, for services rendered by CBIZ CPAs, its independent auditors. These fees included audit and review services.

Audit Related Fees - None

Tax Fees - None

All Other Fees – None

Pre-Approval Policies and Procedures

The Audit Committee’s current policy is to pre-approve all audit and non-audit services that are to be performed and fees to be charged by the Company’s independent auditor to assure that the provision of these services does not impair the independence of the auditor. The Audit Committee pre-approved all audit and non-audit services rendered by the Company’s principal accountants in fiscal 2026 and fiscal 2025.

The Company did not pay any audit related fees or other fees to its independent auditors during the past two fiscal years.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services, including the preparation of tax returns, that are to be performed and fees to be charged by the Company’s independent auditor to ensure that the provision of these services does not impair the independence of the auditor.  The Audit Committee was in compliance with the requirements of the Sarbanes-Oxley Act of 2002 regarding the pre-approval of all audit and non-audit services and fees. The Audit Committee (or the entire Board of Directors performing the equivalent functions of an audit committee) pre-approved all audit and non-audit services rendered by the Company’s principal accountant in fiscal 2026 and 2025.

A representative of the auditors, CBIZ CPAs, is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he/she desires, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CBIZ CPAs.

ITEM 3: OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

A copy of Sono-Tek Corporation’s Annual Report on Form 10-K for the fiscal year ended February 28, 2026 (without exhibits) will be sent to any shareholder without charge by contacting the Company at the address or phone number listed above. The Company’s Annual Report on Form 10-K may also be obtained over the Internet at the Securities and Exchange Commission’s website, www.sec.gov.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final results will be published in a current report on Form 8-K to be filed with the Securities and Exchange Commission within four business days after the date of the Annual Meeting, provided that the final results are available at such time. In the event the final results are not available within such time period, the preliminary voting results will be published in the current report on Form 8-K to be filed within such time period, and the final results will be published in an amended current report on Form 8-K/A to be filed within four business days after the final results are available. Any stockholder may also obtain the results from the Secretary of the Company, 2012 Route 9W, Milton, NY 12547.

Expenses

The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees and will reimburse those banks and brokers for the reasonable out-of-pocket expense of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and facsimile by officers and other regular employees of the Company but no additional compensation will be paid to such individuals.

Future Shareholder Proposals

Proposals of shareholders intended to be presented at the next annual meeting (expected to be held in August 2027) must be received by the Company at 2012 Route 9W, Milton, New York 12547 for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting (expected to be mailed in mid-July 2027) not later than April 15, 2027 to avoid being untimely.

Any shareholder proposal must be made in accordance with the rules and regulations of the Securities and Exchange Commission. In addition, with respect to proposals submitted by a shareholder other than for inclusion in the Company’s 2027 Proxy Statement, the Company’s By-Laws have established advance notice procedures that shareholders must follow. Pursuant to the By-Laws of the Company, shareholders who wish to nominate any person for election to the Board of Directors or bring any other business before the 2027 Annual Meeting must generally give notice thereof to the Company at its principal executive offices not less than 60 days nor more than 90 days before the date of the meeting. All nominations for director or other business sought to be transacted that are not timely delivered to the Company, or that fail to comply with the requirements set forth in the Company’s By-Laws, will be excluded from the Annual Meeting, as provided in the By-Laws. A copy of the By-Laws of the Company is available upon request from the Secretary of the Company, 2012 Route 9W, Milton, New York 12547.

Signed:

/s/Claudine Y. Corda

Claudine Y. Corda

July 22, 2026

SONO•TEK Corporation

SONO-TEK CORPORATION
2012 ROUTE 9W, BLDG. 3
MILTON, NY 12547

SCAN TO VIEW MATERIALS & VOTE

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02107-P55580

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SONO-TEK CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Expiring Term 2028:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Eric Haskell
02) Adeniyi Lawal
03) Carol O'Donnell

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the appointment of CBIZ CPAs P.C., as the Company's independent auditors for the fiscal year ending February 28, 2027.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

T02108-P55580

SONO-TEK CORPORATION
Annual Meeting of Shareholders
August 20, 2026 10:00 A.M.
2012 Route 9W, Milton, New York 12547

This proxy is solicited by the Board of Directors

The undersigned shareholder(s) of Sono-Tek Corporation, a corporation organized under the laws of the State of New York, hereby appoint(s) Claudine Y. Corda and Christopher L. Coccio as my (our) proxies, each with the power to appoint a substitute, and hereby authorize(s) them, and each of them individually, to represent and to vote, as designated on the reverse side hereof, all of the shares of Sono-Tek Corporation, which the undersigned is/are or may be entitled to vote at the Annual Meeting of Shareholders to be held at the Company's Offices 2012 Route 9W, Milton, New York 12547, at 10:00 A.M., New York time, on August 20, 2026, or any adjournment thereof. The Board of Directors recommends a vote FOR proposals 1 and 2.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

Continued and to be signed on reverse side